                         MFS World Asset Allocation Fund
                        (a series of MFS Series Trust I)

                     Supplement to be affixed to the current
                       Prospectus for distribution in Ohio



Prospective Ohio investors should note the following:

a. This prospectus must be delivered to the investor prior to consummation of the sale;

b. Ohio regulations prohibit the investment of more than 15% of a Fund's total assets in the securities of issuers which are restricted as to disposition. The Fund may invest 15% or more of its assets in the securities of unseasoned issuers and restricted securities, including Rule 144A securities which may have been deemed to be liquid by the Board of Trustees.


                    The date of this Supplement is January 1, 1996.